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SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of
the Securities Exchange Act of 1934 (Amendment No.           )

Check the appropriate box:
☒	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☐	Definitive Information Statement

JASMINE'S GARDEN (Name of Registrant As Specified In Its Charter)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

JASMINE'S GARDEN
4705 West Addisyn Court
Visalia, CA 93291

April    , 2004

Dear Shareholder:

        This Information Statement is furnished to holders of shares of common stock, par value $.001 per share (the "Common Stock"), of Jasmine's Garden (the "Company," "we" or "us"). The purpose of this Information Statement is to notify our stockholders that on March 4, 2004, we received written consent (the "Written Consent") from certain of our principal stockholders (identified in the section entitled "Security Ownership Of Certain Beneficial Owners And Management") holding 9,442,700 shares of Common Stock, representing approximately 52.42% of the then total issued and outstanding Common Stock, adopting a resolution to amend our Articles of Incorporation to increase the number of shares of Common Stock authorized to be issued from 50,000,000 to 140,000,000 and to establish a class of preferred stock consisting of 60,000,000 shares, par value $0.001.

        The enclosed Information Statement is being furnished to you to inform you that the foregoing action has been approved by the holders of a majority of the outstanding shares of our Common Stock. The Board is not soliciting your proxy in connection with the adoption of these resolutions and proxies are not requested from stockholders. The resolutions will not become effective before the date, which is 20 days after this Information Statement was first mailed to our stockholders. You are urged to read the Information Statement in its entirety for a description of the action taken by our majority stockholders.

        This Information Statement is being mailed on or about April 5, 2004 to our stockholders of record on March 18, 2004.

/s/ Yi Bo Sun Chief Executive Officer and Director

JASMINE'S GARDEN
4705 West Addisyn Court
Visalia, CA 93291

INFORMATION STATEMENT
PURSUANT TO SECTION 14(c)
OF THE SECURITIES EXCHANGE ACT OF 1934
AND RULE 14c-2 THEREUNDER

NO VOTE OR OTHER ACTION OF THE COMPANY'S STOCKHOLDERS
IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT.

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY

        We are sending you this Information Statement to inform you of the adoption of a resolution on February 24, 2004 by written consent (the "Written Consent") from the Board of Directors (the "Board") and on March 4, 2004 (the "Record Date"), by written consent from certain of our principal stockholders (identified in the section entitled "Voting Securities and Principal Holders Thereof") holding 9,442,700 shares of Common Stock, representing approximately 52.42% of the then total issued and outstanding Common Stock, to amend our Articles of Incorporation to increase the number of shares of Common Stock authorized to be issued from 50,000,000 to 140,000,000 and to establish a class of preferred stock consisting of 60,000,000 shares, par value $0.001.

        The adoption of the foregoing resolutions will become effective 20 calendar days after the mailing of this Information Statement. The Board of Directors is not soliciting your proxy in connection with the adoption of these resolutions and proxies are not requested from stockholders.

        We are distributing this Information Statement to our stockholders in full satisfaction of any notice requirements we may have under the Nevada Revised Statutes. No additional action will be undertaken by us with respect to the receipt of written consents, and no dissenters' rights with respect to the receipt of the written consents, and no dissenters' rights under the Nevada Revised Statutes are afforded to our stockholders as a result of the adoption of these resolutions.

        Expenses in connection with the distribution of this Information Statement, which are anticipated to be less than $1,500, will be paid by us.

GENERAL

        Our current Articles of Incorporation filed with the Secretary of State of the State of Nevada on March 27, 2001, provide for an authorized capitalization consisting of 50,000,000 shares of common stock, $.001 par value per share. As of the Record Date, the date on which approval of the stockholders to increase the authorized capitalization was obtained, there were 18,015,400 shares of our Common Stock issued and outstanding. Subsequently, on March 17, 2004, we consummated a private offering of 30,000,000 shares of our Common Stock. As of the date of this Report, there are 48,015,400 shares of our Common Stock issued and outstanding.

        The Board authorized a change to our Articles of Incorporation to reflect the increase in the number of authorized shares of Common Stock from 50,000,000 to 140,000,000 and the creation of a class of preferred stock consisting of 60,000,000 authorized shares, par value $0.001. Given our new business plan of holding ourselves available for an extraordinary corporate transaction such as a merger or reorganization, the Board deemed it to be in our best interest to increase our capitalization to enable us to engage in activities necessary to implement our new business plan, including without limitation, raising capital.

        The increase in the number of authorized shares of Common Stock and the creation of a class of preferred stock have been approved by the Board and the stockholders holding 9,442,700 shares of Common Stock, representing approximately 52.42% of the total issued and outstanding Common Stock as of the Record Date. The Board reserves the right, notwithstanding stockholder approval and without further action on the part of the stockholders, not to proceed with the filing of the amendment to the Articles of Incorporation with the Secretary of State of the State of Nevada if, at any time prior to such filing, the Board, in its sole discretion, determines that the terms of the amendment to the Articles of Incorporation are no longer in the best interests of us and our stockholders.

VOTE REQUIRED; MANNER OF APPROVAL

        Approval to amend our current Articles of Incorporation under the Nevada Revised Statutes ("NRS") requires the affirmative vote of the holders of a majority of the voting power of the Company. We have no class of voting stock outstanding other than the Common Stock. Section 78.320 of the NRS provides in substance that, unless our Articles of Incorporation provides otherwise, stockholders may take action without a meeting of stockholders and without prior notice if a consent or consents in writing, setting forth the action so taken, is signed by the holders of outstanding voting stock holding not less than the minimum number of votes that would be necessary to approve such action at a stockholders meeting. Under the applicable provisions of the NRS, this action is effective when written consents from holders of record of a majority of the outstanding shares of voting stock are executed and delivered to us.

        As of the Record Date, there were 18,015,400 shares of our common stock issued and outstanding. In accordance with the NRS, the affirmative vote of a majority of the shareholders as of the Record Date to amend the Articles of Incorporation has been obtained. As a result, no vote or proxy is required by the stockholders to approve the adoption of the amendment.

        Under Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the "Act"), the amendments to our Articles of Incorporation cannot take effect until 20 days after this Information Statement is sent to our stockholders. The amendment to our Articles of Incorporation will become effective upon its filing with the Secretary of State of the State of Nevada.

PURPOSES AND EFFECT OF THE INCREASE IN CAPITALIZATION

        We have recently adopted a new business plan of holding ourselves available for an extraordinary corporate transaction such as a merger or reorganization. We anticipate that we will need to obtain additional capital to implement our business plan. Currently, there are 48,015,400 shares of common stock issued and outstanding, leaving only 2,984,600 shares available for issuance. This amendment to the Articles of Incorporation will enable us to issue securities in connection with raising capital or engaging in extraordinary corporate transactions in accordance with our business plan.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information regarding the beneficial ownership of our voting securities.

        Beneficial ownership is shown as of the Record Date and as of March 26, 2004 in two separate tables below for shares held by (i) each person or entity known to us to be the beneficial owner of more than 5% of our issued and outstanding shares of common stock based solely upon a review of filings made with the U.S. Securities and Exchange Commission, (ii) each of our directors, (iii) our

President and our two other most highly compensated officers whose compensation exceeded $100,000 during the fiscal year ended December 31, 2003 (the "Named Executive Officers") and (iv) all of our current directors and executive officers as a group. Unless otherwise indicated, the persons listed below have sole voting and investment power with respect to the shares and may be reached at 2/F North Wondial Building, Keji South 6 Road, Shenzhen High-Tech Industrial Park, Shennan Avenue, Shenzhen, P.R. China.

  As Of the Record Date

Beneficial Owner	Shares	Shares Presently Acquirable Within 60 Days(1)	Total	Percentage of Class Beneficially Owned
Cheering Limited (2)	5,700,000	0	5,700,000	31.64%
Yi Bo Sun (2)(3)	5,700,000	0	5,700,000	31.64%
Xu Bao Dong (3)	0	0	0	0%
Zuzhuan Xu (3)	0	0	0	0%
Chen Wen An (4)	1,276,000	0	1,276,000	7.08%
Xu Xing He (4)	1,290,000	0	1,290,000	7.165%
Jin Ping (4)	1,176,700	0	1,176,700	6.53%
All Officers and Directors as a Group (5 persons)(2)	5,700,000	0	5,700,000	31.64%

* Less than 1%.

(1)
Shares of common stock subject to options and warrants that are currently exercisable or exercisable within 60 days are deemed to be beneficially owned by the person holding the options and warrants for computing such person's percentage, but are not treated as outstanding for computing the percentage of any other person.

(2)
Yi Bo Sun, our Chief Executive Officer and director, is also the Chairman of the Board and Chief Executive officer of Cheering Limited. As of December 2, 2003, Cheering Limited beneficially owned 5,700,000 shares (approximately 11.87%) of our issued and outstanding Common Stock.

(3)
Director.

(4)
Consultants who received shares issued pursuant to that certain registration statement on Form S-8 filed with the Securities and Exchange Commission on March 2, 2004, in connection with certain technical and/or operational services rendered to us.

  As of March 26, 2004

Beneficial Owner	Shares	Shares Presently Acquirable Within 60 Days(1)	Total	Percentage of Class Beneficially Owned
Cheering Limited (2)	5,700,000	0	5,700,000	11.87%
Yi Bo Sun (2)(3)	35,700,000	0	35,700,000	74.35%
Xu Bao Dong (3)	0	0	0	0%
Zuzhuan Xu (3)	0	0	0	0%
Xiong Xin Gan (2)(4)	7,200,000	0	7,200,000	15%
Ruan Ju Xiang (2)(4)	6,000,000	0	6,000,000	12.5%
Fan Xi (2)(4)	5,400,000	0	5,400,000	11.25%
Xu Zhu Zhuan(2)(4)	3,750,000	0	3,750,000	7.81%
Xu Zu Hong(2)(4)	4,500,000	0	4,500,000	9.37%
All Officers and Directors as a Group (5 persons)(2)	35,700,000	0	35,700,000	74.35%

* Less than 1%.

(1)
Shares of common stock subject to options and warrants that are currently exercisable or exercisable within 60 days are deemed to be beneficially owned by the person holding the options and warrants for computing such person's percentage, but are not treated as outstanding for computing the percentage of any other person.

(2)
Yi Bo Sun, our Chief Executive Officer and director, is also the Chairman of the Board and Chief Executive officer of Cheering Limited. As of December 2, 2003, Cheering Limited beneficially owned 5,700,000 shares (approximately 11.87%) of our issued and outstanding Common Stock. Yi Bo Sun holds irrevocable proxies to direct the vote of 30,000,000 shares of our Common Stock held by the investors of that certain private placement described in the section entitled "Private Placement of 30,000,000 Shares of Common Stock." The irrevocable proxies expire May 1, 2004. Prior to the expiration of the irrevocable proxies, Yi Bo Sun will have the power to vote or direct the voting of 35,700,000 shares (approximately 74.35%) of our Common Stock.

(3)
Director.

(4)
An investor in that certain private placement described in the section entitled "Private Placement of 30,000,000 shares of Common Stock."

CHANGE OF CONTROL

Private Placement of 30,000,000 Shares of Common Stock

        On March 17, 2004, we completed a private offering of 30,000,000 shares of our restricted Common Stock at a per share purchase price of $0.05 to seven unaffiliated individuals, resulting in gross proceeds to the Company of $1,500,000 in cash. The consideration was derived from each investor's personal funds. On March 17, 2004, the average of the bid and ask price of our common stock was $2.05 per share, however, our Common Stock is not and has not been actively traded. We believe that the issuance of securities was made solely to non U.S. Persons in transactions exempt from registration pursuant to Regulation S of the Securities Act of 1933, as amended.

        As a result of the sale, a change of control occurred and the following individuals became beneficial owners of 5% or more of our issued and outstanding shares of common stock:

Title of Class	Name of Beneficial Owner	Amount and nature of beneficial ownership	Percent of class
Common Stock	Xiong Xin Gan	7,200,000	15%
Common Stock	Ruan Ju Xiang	6,000,000	12.5%
Common Stock	Fan Xi	5,400,000	11.25%
Common Stock	Xu Zhu Zhuan	3,750,000	7.81%
Common Stock	Xu Zu Hong	4,500,000	9.37%

        The private placement resulted in a change of control. As a condition of and in connection with such private placement, each of the investors executed an irrevocable proxy granting Yi Bo Sun, our Chief Executive Officer and director, the right to direct the vote of all shares of the Common Stock purchased by the investors in this transaction. The irrevocable proxies expire May 1, 2004.

        Yi Bo Sun is also the Chairman and Chief Executive Officer of Cheering Limited, an investment holding company that, as of December 2, 2003, beneficially owned 5,700,000 shares (approximately 11.87%) of our issued and outstanding Common Stock. Prior to the expiration of the irrevocable proxies, Yi Bo Sun will have the power to vote or direct the voting of 35,700,000 shares (approximately 74.35%) of our Common Stock.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

        No person has any interest, direct or indirect, by security holdings or otherwise, in the amendment to the Articles of Incorporation, which is not shared by all other stockholders.

OTHER MATTERS

        As of the date of this Information Statement, the Board knows of no other matters other than those described in this Information Statement, which have been approved or considered by the holders of a majority of the shares of our voting stock.

        Only one Information Statement is being delivered to multiple security holders sharing an address. If you are a security holder at a shared address to which a single copy of this Information Statement was delivered and you desire to obtain a separate copy of the documents delivered, please contact the person at the address or telephone number described below.

        We hereby undertake to deliver promptly upon written or oral request a separate copy of the Information Statement to a security holder at a shared address to which a single copy of the documents was delivered.

IF YOU HAVE ANY QUESTIONS REGARDING THIS INFORMATION STATEMENT AND/OR THE RESTATED ARTICLES, PLEASE CONTACT:

Jasmine's Garden
4705 West Addisyn Court
Visalia, CA 93291
(559) 732-8177

By Order of the Board of Directors,

/s/ Yi Bo Sun Chief Executive Officer

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INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE SECURITIES EXCHANGE ACT OF 1934 AND RULE 14c-2 THEREUNDER
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
CHANGE OF CONTROL